CERTAIN INFORMATION, IDENTIFIED BY AND REPLACED WITH A MARK OF “[XXXXX],” HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
        Execution Version

                FIRST AMENDMENT TO THE
             SHAREHOLDERS AGREEMENT

    This FIRST AMENDMENT TO THE SHAREHOLDERS AGREEMENT (this “Amendment”), effective as of May 31, 2024 (the “First Amendment Effective Date”), is made by and among Athene Co-Invest Reinsurance Affiliate Holding 2 Ltd. (“ACRA 2 HoldCo”), Apollo/Athene Dedicated Investment Program II, L.P. (“ADIP II”) and Athene Life Re Ltd. (“ALRe”), a reinsurance company organized under the laws of Bermuda and, as of the First Amendment Effective Date, the holder of one hundred percent (100%) of the Class B Common Shares of ACRA 2 HoldCo. ACRA 2 HoldCo, ADIP II and ALRe are the “Parties” and each a “Party” to this Amendment.

                    WITNESSETH:

    WHEREAS, the Parties are parties to that certain Shareholders Agreement, effective as of July 1, 2023 (the “Shareholders Agreement”);

    WHEREAS, the Parties desire to amend the Shareholders Agreement as provided herein; and

    WHEREAS, pursuant to Section 4.5 of the Shareholders Agreement, the Shareholders Agreement may be amended by a written instrument duly executed by the proper officers of (i) each ACRA 2 Investment Entity and (ii) the holders of the Class B Common Shares, each as defined therein.

    NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Parties hereby agree as follows:

    1.    Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the Shareholders Agreement.

    2.    Amendment.

    (a)    From and after the First Amendment Effective Date, Section 1.1 is hereby amended and restated to add the following defined terms:

        ““[XXXXX] Agreement” has the meaning set forth in Section 2.4.”

        “Shareholder Observer” has the meaning set forth in Section 3.13.”

    (b)    From and after the First Amendment Effective Date, Section 2.4 is hereby inserted as follows:

        “2.4 [XXXXX] Agreement Amendments. ACRA 2 HoldCo shall not agree to any amendment to the calculation of the Class A-1 Fee or the Class A-2 Fee or to the calculation of the amount of the Class A-1 Loan or the Class A-2 Loan pursuant to the [XXXXX] Agreement by and between ACRA 2 HoldCo and [XXXXX] (the “[XXXXX] Agreement”) that would be adverse to ACRA 2 HoldCo unless ACRA 2 HoldCo has received the prior written consent of [XXXXX]. All terms used but not defined in this Section 2.4 shall have the meaning set forth in the [XXXXX] Agreement.”

    (c)    From and after the First Amendment Effective Date, Section 3.13 is hereby inserted as follows:

        “3.13 Shareholder Observers. The Athene Investor and the Co-Investors (through the General Partner, as general partner of the Co-Investors) shall at all times be entitled to designate one or more individuals as non-voting observers of each ACRA 2 Board (the “Shareholder Observers”). Each Shareholder Observer shall be entitled to attend any meetings of each ACRA 2 Board.  The Shareholder Observers shall be entitled to receive all non-privileged information and materials that are provided to Directors but shall not be entitled to vote on any matter; provided that such Shareholder Observers shall agree to keep such information confidential and use such information solely for the purpose of monitoring the applicable investment in the ACRA 2 Investment Entities.”

    3.     Miscellaneous.

    (a)    Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Shareholders Agreement shall remain in full force and effect in accordance with their respective terms and are hereby ratified or confirmed. This Amendment shall not constitute an amendment or waiver of any provision of the Shareholders Agreement except as expressly set forth herein. Upon the execution and delivery hereof, the Shareholders Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Shareholders Agreement, and this Amendment and the Shareholders Agreement shall henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Shareholders Agreement. As used in the Shareholders Agreement, the terms “this Agreement,” “herein,” “hereinafter,” “hereto,” and words of similar import shall mean and refer to, from and after the First Amendment Effective Date, unless the context requires otherwise, the Shareholders Agreement as amended by this Amendment.

    (b)    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an electronic copy of an executed counterpart of a signature page to this Amendment by email or facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the First Amendment Effective Date.

ATHENE CO-INVEST REINSURANCE AFFILIATE HOLDING 2 LTD.
By:    /s/ Fergus Daly

Name:    Fergus Daly

Title:    Chief Financial Officer

Signature Page to First Amendment to the ACRA 2 HoldCo Shareholders Agreement

ATHENE LIFE RE LTD.
By:    /s/ Natasha Scotland Courcy

Name:    Natasha Scotland Courcy

Title:    Chief Executive Officer
Signature Page to First Amendment to the ACRA 2 HoldCo Shareholders Agreement

APOLLO/ATHENE DEDICATED INVESTMENT PROGRAM II, L.P.
By:    Apollo ADIP Advisors II, L.P., its general partner

By:    Apollo ADIP Capital Management II, LLC, its general partner

By:    /s/ Loretta Shaw-Lorello

Name:    Loretta Shaw-Lorello

Title:    Vice President

Signature Page to First Amendment to the ACRA 2 HoldCo Shareholders Agreement